Exhibit 10 (d)
                 AMENDMENT NO. I
               OWENS & MINOR, INC.
                  PENSION PLAN


  WHEREAS, Owens & Minor, Inc. (hereinafter referred to as the "Corporation") established the Owens & Minor, Inc.
Pension Plan (hereinafter referred to as the "Plan") as amended and restated effective January 1, 1994; and

  WHEREAS, the Corporation reserved the right in Article X of the Plan to amend said Plan by action of its Board of Directors; and

  WHEREAS, the Corporation is now desirous of amending said
Plan in order to cease benefit accruals for certain employees effective December 31, 1996 and to make certain substantive, technical and administrative changes therein.

  NOW, THEREFORE, the Plan is amended, effective December
31, 1996, in the following respects:

1. Section 1.02 of Article I is hereby amended by the addition of the following paragraph at the conclusion thereof:

               Except as otherwise provided herein, effective December 31, 1996, the Accrued Benefit of each Participant shall be frozen as of such date. Notwithstanding the preceding, Participants who have as of January 1, 1997 completed at least five (5) years of Service and whose age plus years of Service equal at least sixty-five (65) shall continue to earn an Accrued Benefit until the earlier of (i) December
     31, 2001, or (ii) until retirement, death or termination of employment. Notwithstanding the preceding, in the event the Plan does not meet the coverage requirements of IRC Section 410(b) during a Plan Year, certain Highly Compensated Employees, as provided herein, shall be excluded from earning any additional Accrued Benefit under this paragraph for such Plan Year. To the extent the coverage requirements of IRC Section 410(b) can be passed for a Plan Year, certain Highly Compensated Employees shall be eligible to accrue benefits hereunder. The Highly Compensated Employees eligible for benefit accruals shall be based on Compensation for the Plan Year beginning with the lowest paid Highly Compensated Employee and progressing in ascending order of Compensation until the coverage requirements of IRC
     Section 410(b) can no longer be passed.

2. Section 1.12 is hereby amended by the addition of paragraph 1.12(g) as follows:

     1.12(g)   Except as provided in Sections 1.02 and
               3.01(a) as amended herein, a Participant shall cease
     to earn years of Credited Service after December 31, 1996.

3. Section 1.35 is hereby amended by the addition of paragraph 1.35(h) as follows:

          1.35(h)   Except as provided in Sections 1.02 and
                    3.01(a) as amended herein, a Participant shall cease to earn years of Service after December 31, 1996.

4. Section 2.01 of Article II is hereby amended by the addition of the following paragraph at the conclusion thereof:

               Effective December 31, 1996, no Employee, who is not already a Participant, shall be eligible for participation in the Plan.

5. Section 3.01(a) is hereby amended by the addition of the following at the conclusion thereof:

     Except as otherwise provided herein, effective
     December 31, 1996, a Participant shall cease to accrue any additional benefits under this Section 3.01(a) after such date. Notwithstanding the preceding, Participants who as of January 1, 1997 have completed at least five years of Service and whose age plus years of Service equal sixty-five (65) shall continue to earn a benefit under this Section 3.01(a) until the earlier of (i) December 31, 2001, or (ii) until retirement, death or termination of employment.
     Notwithstanding the preceding, in the event the Plan does not meet the coverage requirements of IRC Section
     410(b) during a Plan Year, certain Highly Compensated
     Employees, as provided herein, shall be excluded from earning any additional Accrued Benefit under this paragraph for such Plan Year. To the extent the coverage requirements of IRC Section 410(b) can be passed for a Plan Year, certain Highly Compensated
     Employees shall be eligible to accrue benefits hereunder. The Highly Compensated Employees eligible for benefit accruals shall be based on Compensation for the Plan Year beginning with the lowest paid
     Highly Compensated Employee and progressing in ascending order of Compensation until the coverage requirements of IRC Section 410(b) can no longer be passed.

6. Section 5.01 of Article V is hereby amended by the addition of the following paragraph at the conclusion thereof:

               Effective December 31, 1996, Participants shall be one hundred percent (100%) vested at all times.

7. Item 3.(b) of the Appendix is hereby amended by the addition of the following paragraph at the conclusion thereof:

     Effective January 1, 1997, Actuarial Equivalent for lump sum payments shall be based on the 1983 Group
     Annuity Mortality Table using a blend of fifty percent
     (50%) of the male mortality rate and fifty percent
     (50%) of the female mortality rate and an interest rate equal to the annual rate of interest on thirty
     (30) year Treasury securities for the month before the first day of the Plan Year coinciding with or immediately preceding the date of distribution.

  IN WITNESS WHEREOF, the Corporation has caused this Amendment No. I to the Plan to be executed by its President and its corporate seal to be affixed by the Secretary, both duly authorized, effective the thirty-first day of December, 1996, unless otherwise indicated, but executed this -------

--------- day of----------------------, 19 --------.

Attest:  (SEAL)



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Secretary


OWENS & MINOR, INC.



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By
President